UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 1, 2012 (February 1, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The disclosure contained under Item 7.01 below is incorporated into this Item 2.02 by reference.

Item 7.01.  Regulation FD Disclosure.

As previously disclosed, on November 17, 2011, voluntary petitions for relief were filed by General Maritime Corporation (the “Company”) and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries, collectively, the “Debtors”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG) (the “Chapter 11 Cases”). The Debtors are required to provide monthly operating reports to the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. Such reports are also filed with the Bankruptcy Court.

On February 1, 2012, the Debtors filed their monthly operating report for the period from December 1, 2011 through December 31, 2011 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference. This Current Report on Form 8-K (including Exhibit 99.1 hereto) will not be deemed to be an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

The information set forth under Item 2.02 above and under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Securities Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Debtors’ securities. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report contains financial information that was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in any of the Debtors’ securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for a period which is shorter and otherwise different from that required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The Company undertakes no obligation to update or revise the Monthly Operating Report. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results, and the Monthly Operating Report should not be used as a basis for making investment decisions regarding any of the Debtors’ securities.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations and include factors that could cause actual results to differ materially such as: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to the Company; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, the Company’s anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; the Company’s ability to borrow under the credit facilities; the Company’s ability to timely and effectively implement and execute its plans to restructure its capital structure; the Company’s ability to arrange and consummate financing or sale transactions or to access capital; the extent to which the Company’s operating results continue to be affected by weakness in market conditions and charter rates; whether the Company is able to generate sufficient cash flows to meet its liquidity needs, service its indebtedness and finance the ongoing obligations of its business; the Company’s ability to continue as a going concern; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the Company’s ability to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the effects of the Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; the pursuit by the Company’s various creditors, equity holders and other constituents of their interests in the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on liquidity or results of operations; the effects of changes in the Company’s credit ratings; the Company’s ability to operate pursuant to the terms of the debtor-in-possession facility; the occurrence of any event, change or other circumstance that could give rise to the termination of the restructuring agreement or the equity commitment letter; increased administrative and restructuring costs related to the Chapter 11 Cases; the Company’s ability to meet current operating needs, including the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain acceptable terms with its vendors, customers and service providers and to retain key executives, managers and employees and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent filings on Form 10-Q and Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Monthly Operating Report for the period from December 1, 2011 through December 31, 2011, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President, Treasurer and Secretary

Date: February 1, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the period from December 1, 2011 through December 31, 2011, filed with the United States Bankruptcy Court for the Southern District of New York